EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts herein reflect certain reclassifications as noted in the Company's Form 8-K dated April 5, 2006 filed with the Securities and Exchange Commission.

(Preliminary)

                           American Express Company
                       Consolidated Statements of Income

(Millions)

                                                                 QUARTERS ENDED                NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                   SEPTEMBER 30,
                                                                ---------------   PERCENTAGE   ------------------   PERCENTAGE
                                                                 2006     2005     INC/(DEC)     2006       2005     INC/(DEC)
                                                                ------   ------   ----------   --------   -------   ----------
Net revenues
   Discount revenue                                             $3,259   $2,894       13%      $ 9,520   $ 8,393       13%
   Cardmember lending finance charge revenue, net of interest      912      648       41         2,467     1,877       31
   Net card fees                                                   462      511      (10)        1,515     1,515       --
   Travel commissions and fees                                     427      421        1         1,328     1,345       (1)
   Other commissions and fees                                      620      598        4         1,901     1,745        9
   Securitization income, net                                      384      353        9         1,142       965       18
   Other investment and interest income, net of interest           264      246        7           813       776        5
   Other                                                           431      357       21         1,242     1,072       16
                                                                ------   ------                -------   -------
      Total                                                      6,759    6,028       12        19,928    17,688       13
                                                                ------   ------                -------   -------
Expenses
   Marketing, promotion, rewards
      and cardmember services                                    1,589    1,492        7         4,782     4,260       12
   Human resources                                               1,213    1,197        1         3,729     3,652        2
   Provision for losses and benefits:
      Charge card                                                  257      299      (14)          658       748      (12)
      Cardmember lending                                           412      364       13         1,139       934       22
      Investment certificates and other                            129       76       70           399       278       44
                                                                ------   ------                -------   -------
         Total                                                     798      739        8         2,196     1,960       12
   Professional services                                           684      563       21         1,903     1,594       19
   Occupancy and equipment                                         375      346        8         1,086     1,038        5
   Interest                                                        324      238       36           898       671       34
   Communications                                                  107      112       (4)          333       342       (3)
   Other                                                           331      261       27           896       882        2
                                                                ------   ------                -------   -------
      Total                                                      5,421    4,948       10        15,823    14,399       10
                                                                ------   ------                -------   -------
Pretax income from continuing operations                         1,338    1,080       24         4,105     3,289       25
Income tax provision                                               382      215       78         1,301       819       59
                                                                ------   ------                -------   -------
Income from continuing operations                                  956      865       11         2,804     2,470       14
Income/(Loss) from discontinued operations, net of tax              11      165      (93)          (19)      519        #
                                                                ------   ------                -------   -------
Net income                                                      $  967   $1,030       (6)      $ 2,785   $ 2,989       (7)
                                                                ======   ======                =======   =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           American Express Company
                     Condensed Consolidated Balance Sheets

(Billions)

                                                   SEPTEMBER 30,   DECEMBER 31,
                                                       2006            2005
                                                   -------------   ------------
Assets
   Cash and cash equivalents                            $  8           $  7
   Accounts receivable                                    36             35
   Investments                                            22             21
   Loans                                                  46             41
   Other assets                                            9             10
                                                        ----           ----
      Total assets                                      $121           $114
                                                        ====           ====
Liabilities and Shareholders' Equity
   Short-term debt                                      $ 15           $ 16
   Long-term debt                                         39             31
   Other liabilities                                      56             56
                                                        ----           ----
      Total liabilities                                  110            103
                                                        ----           ----
   Shareholders' equity                                   11             11
                                                        ----           ----
      Total liabilities and shareholders' equity        $121           $114
                                                        ====           ====


(Preliminary)

                           American Express Company
                               Financial Summary

(Millions)

                                                              QUARTERS ENDED                  NINE MONTHS ENDED
                                                               SEPTEMBER 30,                     SEPTEMBER 30,
                                                            -----------------   PERCENTAGE   -------------------   PERCENTAGE
                                                              2006      2005     INC/(DEC)     2006       2005      INC/(DEC)
                                                            -------   -------   ----------   --------   --------   ----------
Net Revenues
   U.S. Card Services                                        $3,534    $3,044       16%       $10,199    $ 8,797       16%
   International Card & Global Commercial Services            2,287     2,212        3          7,031      6,606        6
   Global Network & Merchant Services                           798       693       15          2,292      2,022       13
                                                             ------    ------                 -------    -------
                                                              6,619     5,949       11         19,522     17,425       12
   Corporate & Other,
      including adjustments and eliminations                    140        79       77            406        263       54
                                                             ------    ------                 -------    -------
CONSOLIDATED NET REVENUES                                    $6,759    $6,028       12        $19,928    $17,688       13
                                                             ======    ======                 =======    =======
Pretax Income (Loss) From Continuing Operations
   U.S. Card Services                                        $  819    $  633       29        $ 2,535    $ 2,033       25
   International Card & Global Commercial Services              281       317      (11)           886        803       10
   Global Network & Merchant Services                           314       214       47            891        630       41
                                                             ------    ------                 -------    -------
                                                              1,414     1,164       21          4,312      3,466       24
   Corporate & Other                                            (76)      (84)     (10)          (207)      (177)      17
                                                             ------    ------                 -------    -------
PRETAX INCOME FROM CONTINUING OPERATIONS                     $1,338    $1,080       24        $ 4,105    $ 3,289       25
                                                             ======    ======                 =======    =======
Net Income (Loss)
   U.S. Card Services                                        $  580    $  443       31        $ 1,742    $ 1,402       24
   International Card & Global Commercial Services              216       249      (13)           654        666       (2)
   Global Network & Merchant Services                           212       141       50            578        407       42
                                                             ------    ------                 -------    -------
                                                              1,008       833       21          2,974      2,475       20
   Corporate & Other                                            (52)       32        #           (170)        (5)       #
                                                             ------    ------                 -------    -------
   Income from continuing operations                            956       865       11          2,804      2,470       14
   Income/(Loss) from discontinued operations, net of tax        11       165      (93)           (19)       519        #
                                                             ------    ------                 -------    -------
NET INCOME                                                   $  967    $1,030       (6)       $ 2,785    $ 2,989       (7)
                                                             ======    ======                 =======    =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           American Express Company
                         Financial Summary (continued)

                                                   QUARTERS ENDED                NINE MONTHS ENDED
                                                   SEPTEMBER 30,                   SEPTEMBER 30,
                                                  ---------------   PERCENTAGE   -----------------   PERCENTAGE
                                                   2006     2005     INC/(DEC)     2006     2005      INC/(DEC)
                                                  ------   ------   ----------    ------   ------    ----------
EARNINGS PER COMMON SHARE
BASIC
   Income from continuing operations              $ 0.79   $ 0.70       13%       $ 2.30   $ 2.00        15%
   Income/(Loss) from discontinued operations       0.01     0.14      (93)        (0.01)    0.42         #
                                                  ------   ------                 ------   ------
   Net income                                     $ 0.80   $ 0.84       (5)%      $ 2.29   $ 2.42        (5)%
                                                  ======   ======                 ======   ======
   Average common shares outstanding (millions)    1,202    1,229       (2)%       1,217    1,233        (1)%
                                                  ======   ======                 ======   ======
DILUTED
   Income from continuing operations              $ 0.78   $ 0.69       13%       $ 2.26   $ 1.96        15%
   Income/(Loss) from discontinued operations       0.01     0.13      (92)        (0.02)    0.42         #
                                                  ------   ------                 ------   ------
   Net income                                     $ 0.79   $ 0.82       (4)%      $ 2.24   $ 2.38        (6)%
                                                  ======   ======                 ======   ======
   Average common shares outstanding (millions)    1,227    1,254       (2)%       1,242    1,257        (1)%
                                                  ======   ======                 ======   ======
Cash dividends declared per common share          $ 0.15   $ 0.12       25%       $ 0.42   $ 0.36        17%
                                                  ======   ======                 ======   ======

                       Selected Statistical Information

                                                    QUARTERS ENDED                NINE MONTHS ENDED
                                                    SEPTEMBER 30,                   SEPTEMBER 30,
                                                   ---------------   PERCENTAGE   -----------------   PERCENTAGE
                                                    2006     2005     INC/(DEC)      2006     2005     INC/(DEC)
                                                   ------   ------   ----------     ------   ------   ----------
Return on average total shareholders' equity (A)     33.6%    24.2%                   33.6%    24.2%
Common shares outstanding (millions)                1,204    1,239       (3)%        1,204    1,239      (3)%
Book value per common share                        $ 8.93   $ 7.99       12%        $ 8.93   $ 7.99      12%
Shareholders' equity (billions)                    $ 10.8   $  9.9        9%        $ 10.8   $  9.9       9%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           American Express Company
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                             QUARTERS ENDED
                                                             SEPTEMBER 30,
                                                            ---------------   PERCENTAGE
                                                             2006     2005     INC/(DEC)
                                                            ------   ------   ----------
Card billed business (A):
   United States                                            $101.7   $ 89.6      14%
   Outside the United States                                  38.6     32.1      20
                                                            ------   ------
      Total                                                 $140.3   $121.7      15
                                                            ======   ======
Total cards-in-force (millions) (A):
   United States                                              46.8     42.0      11%
   Outside the United States                                  29.7     27.0      10
                                                            ------   ------
      Total                                                   76.5     69.0      11
                                                            ======   ======
Basic cards-in-force (millions) (A):
   United States                                              36.0     31.9      13%
   Outside the United States                                  25.2     22.4      13
                                                            ------   ------
      Total                                                   61.2     54.3      13
                                                            ======   ======
Average discount rate (B)                                     2.57%    2.58%
Average quarterly basic cardmember spending (dollars) (A)   $2,770   $2,610       6%
Average fee per card (dollars) (A) (C)                      $   34   $   35      (3)%
Travel sales                                                $  5.1   $  4.8       6%
Travel commissions and fees/sales                              8.4%     8.7%
Worldwide Travelers Cheque and prepaid products:
   Sales                                                    $  5.6   $  5.8      (3)%
   Average outstanding                                      $  7.2   $  7.3      (1)%
   Average investments                                      $  7.9   $  7.9      --%
   Investment yield (D)                                        4.9%     5.1%
   Tax equivalent yield - managed (D)                          7.5%     7.8%
International banking:
   Total loans                                              $  7.2   $  6.9       4%
   Private banking holdings                                 $ 22.0   $ 20.2       9%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Average fees per card are computed based on net card fees excluding the amortization of deferred acquisition costs.

(D) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                           American Express Company
                   Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

                                                     QUARTERS ENDED
                                                     SEPTEMBER 30,
                                                    ---------------   PERCENTAGE
                                                     2006     2005     INC/(DEC)
                                                    ------   ------   ----------
Worldwide cardmember receivables:
   Total receivables                                $ 35.0   $ 31.9       10%
   90 days past due as a % of total                    1.8%     1.7%
   Loss reserves (millions):                        $  947   $  909        4%
      % of receivables                                 2.7%     2.9%
      % of 90 days past due                            149%     173%
   Net loss ratio as a % of charge volume             0.26%    0.27%
Worldwide cardmember lending - owned basis (A):
   Total loans                                      $ 38.3   $ 29.9       28%
   30 days past due loans as a % of total              2.8%     2.5%
   Loss reserves (millions):
      Beginning balance                             $1,086   $  888       22%
         Provision                                     381      325       17
         Net write-offs                               (353)    (280)      26
         Other                                          12       19      (37)
                                                    ------   ------
      Ending balance                                $1,126   $  952       18
                                                    ======   ======
      % of loans                                       2.9%     3.2%
      % of past due                                    106%     128%
   Average loans                                    $ 37.5   $ 28.3       33%
   Net write-off rate                                  3.8%     4.0%
   Net finance charge revenue(B)/average loans         9.6%     9.2%
Worldwide cardmember lending - managed basis (C):
   Total loans                                      $ 58.5   $ 50.6       16%
   30 days past due loans as a % of total              2.7%     2.4%
   Loss reserves (millions):
      Beginning balance                             $1,546   $1,367       13%
         Provision                                     512      510       --
         Net write-offs                               (498)    (494)       1
         Other                                          11       18      (39)
                                                    ------   ------
      Ending balance                                $1,571   $1,401       12
                                                    ======   ======
      % of loans                                       2.7%     2.8%
      % of past due                                    101%     114%
   Average loans                                    $ 57.6   $ 49.6       16%
   Net write-off rate                                  3.5%     4.0%
   Net finance charge revenue(B)/average loans         9.6%     9.4%

# - Denotes a variance of more than 100%.

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B)  Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                            American Express Company
                        Consolidated Statements of Income

(Millions)

                                                                                           QUARTERS ENDED
                                                                --------------------------------------------------------------------
                                                                 SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                                     2006          2006        2006         2005            2005
                                                                --------------   --------   ---------   ------------   -------------
Net revenues
   Discount revenue                                                 $3,259        $3,292     $2,969        $3,096          $2,894
   Cardmember lending finance charge revenue, net of interest          912           839        716           703             648
   Net card fees                                                       462           533        520           518             511
   Travel commissions and fees                                         427           483        418           435             421
   Other commissions and fees                                          620           642        639           630             598
   Securitization income, net                                          384           372        386           295             353
   Other investment and interest income, net of interest               264           274        275           279             246
   Other                                                               431           415        396           424             357
                                                                    ------         -----     ------        ------          ------
      Total                                                          6,759         6,850      6,319         6,380           6,028
                                                                    ------         -----     ------        ------          ------
Expenses
   Marketing, promotion, rewards
       and cardmember services                                       1,589         1,671      1,522         1,581           1,492
   Human resources                                                   1,213         1,276      1,240         1,177           1,197
   Provision for losses and benefits:
      Charge card                                                      257           192        209           290             299
      Cardmember lending                                               412           406        321           415             364
      Investment certificates and other                                129           132        138           108              76
                                                                    ------         -----     ------        ------          ------
         Total                                                         798           730        668           813             739
   Professional services                                               684           658        561           714             563
   Occupancy and equipment                                             375           365        346           390             346
   Interest                                                            324           308        266           249             238
   Communications                                                      107           113        113           115             112
   Other                                                               331           287        278           382             261
                                                                    ------         -----     ------        ------          ------
      Total                                                          5,421         5,408      4,994         5,421           4,948
                                                                    ------         -----     ------        ------          ------
Pretax income from continuing operations                             1,338         1,442      1,325           959           1,080
Income tax provision                                                   382           470        449           208             215
                                                                    ------         -----     ------        ------          ------
Income from continuing operations                                      956           972        876           751             865
Income/(Loss) from discontinued operations, net of tax                  11           (27)        (3)           (6)            165
                                                                    ------         -----     ------        ------          ------
Net income                                                          $  967        $  945     $  873        $  745          $1,030
                                                                    ======        ======     ======        ======          ======

(Preliminary)

                            American Express Company
                                Financial Summary

(Millions)

                                                                                       QUARTERS ENDED
                                                            -------------------------------------------------------------------
                                                            SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                                 2006         2006        2006         2005            2005
                                                            -------------   --------   ---------   ------------   -------------
Net Revenues
   U.S. Card Services                                          $ 3,534       $ 3,485     $3,180       $3,181         $ 3,044
   International Card & Global Commercial Services               2,287         2,441      2,303        2,299           2,212
   Global Network & Merchant Services                              798           789        705          725             693
                                                               -------       -------     ------       ------         -------
                                                                 6,619         6,715      6,188        6,205           5,949
   Corporate & Other,
      including adjustments and eliminations                       140           135        131          175              79
                                                               -------       -------     ------       ------         -------
 CONSOLIDATED NET REVENUES                                     $ 6,759       $ 6,850     $6,319       $6,380         $ 6,028
                                                               =======       =======     ======       ======         =======
Pretax Income (Loss) From Continuing Operations
   U.S. Card Services                                          $   819       $   920     $  796       $  538         $   633
   International Card & Global Commercial Services                 281           294        311          290             317
   Global Network & Merchant Services                              314           315        262          252             214
                                                               -------       -------     ------       ------         -------
                                                                 1,414         1,529      1,369        1,080           1,164
   Corporate & Other                                               (76)          (87)       (44)        (121)            (84)
                                                               -------       -------     ------       ------         -------
 PRETAX INCOME FROM CONTINUING OPERATIONS                      $ 1,338       $ 1,442     $1,325       $  959         $ 1,080
                                                               =======       =======     ======       ======         =======
Net Income (Loss)
   U.S. Card Services                                          $   580       $   616     $  546       $  414         $   443
   International Card & Global Commercial Services                 216           225        213          233             249
   Global Network & Merchant Services                              212           200        166          166             141
                                                               -------       -------     ------       ------         -------
                                                                 1,008         1,041        925          813             833
   Corporate & Other                                               (52)          (69)       (49)         (62)             32
                                                               -------       -------     ------       ------         -------
   Income from continuing operations                               956           972        876          751             865
   Income/(Loss) from discontinued operations, net of tax           11           (27)        (3)          (6)            165
                                                               -------       -------     ------       ------         -------
 NET INCOME                                                    $   967       $   945     $  873       $  745         $ 1,030
                                                               =======       =======     ======       ======         =======

(Preliminary)

                            American Express Company
                          Financial Summary (continued)

                                                                              QUARTERS ENDED
                                                   -------------------------------------------------------------------
                                                   SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                        2006         2006        2006         2005            2005
                                                   -------------   --------   ---------   ------------   -------------
EARNINGS PER COMMON SHARE
BASIC
   Income from continuing operations                   $ 0.79        $ 0.80     $ 0.71       $ 0.61         $ 0.70
   Income/(Loss) from discontinued operations            0.01         (0.02)        --        (0.01)          0.14
                                                       ------        ------     ------       ------         ------
   Net income                                          $ 0.80        $ 0.78     $ 0.71       $ 0.60         $ 0.84
                                                       ======        ======     ======       ======         ======
   Average common shares outstanding (millions)         1,202         1,217      1,232        1,232          1,229
                                                       ======        ======     ======       ======         ======
DILUTED
   Income from continuing operations                   $ 0.78        $ 0.78     $ 0.70       $ 0.60         $ 0.69
   Income/(Loss) from discontinued operations            0.01         (0.02)     (0.01)       (0.01)          0.13
                                                       ------        ------     ------       ------         ------
   Net income                                          $ 0.79        $ 0.76     $ 0.69       $ 0.59         $ 0.82
                                                       ======        ======     ======       ======         ======
   Average common shares outstanding (millions)         1,227         1,242      1,258        1,258          1,254
                                                       ======        ======     ======       ======         ======
Cash dividends declared per common share               $ 0.15        $ 0.15     $ 0.12       $ 0.12         $ 0.12
                                                       ======        ======     ======       ======         ======

                        Selected Statistical Information

                                                                              QUARTERS ENDED
                                                   -------------------------------------------------------------------
                                                   SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                        2006         2006        2006         2005            2005
                                                   -------------   --------   ---------   ------------   -------------
Return on average total shareholders' equity (A)         33.6%        29.8%       27.3%        25.4%          24.2%
Common shares outstanding (millions)                    1,204        1,216       1,233        1,241          1,239
Book value per common share                            $ 8.93       $ 8.62      $ 8.60       $ 8.50         $ 7.99
Shareholders' equity (billions)                        $ 10.8       $ 10.5      $ 10.6       $ 10.5         $  9.9

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           American Express Company
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                                       QUARTERS ENDED
                                                            -------------------------------------------------------------------
                                                            SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                                2006          2006        2006         2005            2005
                                                            -------------   --------   ---------   ------------   -------------
Card billed business (A):
   United States                                                $101.7       $102.5     $ 92.9        $ 96.9         $ 89.6
   Outside the United States                                      38.6         38.0       34.3          35.7           32.1
                                                                ------       ------     ------        ------         ------
      Total                                                     $140.3       $140.5     $127.2        $132.6         $121.7
                                                                ======       ======     ======        ======         ======
Total cards-in-force (millions) (A):
   United States                                                  46.8         45.4       44.0          43.0           42.0
   Outside the United States                                      29.7         29.0       28.5          28.0           27.0
                                                                ------       ------     ------        ------         ------
      Total                                                       76.5         74.4       72.5          71.0           69.0
                                                                ======       ======     ======        ======         ======
Basic cards-in-force (millions) (A):
   United States                                                  36.0         34.8       33.7          32.8           31.9
   Outside the United States                                      25.2         24.1       23.6          23.2           22.4
                                                                ------       ------     ------        ------         ------
      Total                                                       61.2         58.9       57.3          56.0           54.3
                                                                ======       ======     ======        ======         ======
Average discount rate (B)                                         2.57%        2.57%      2.58%         2.55%          2.58%
Average quarterly basic cardmember spending (dollars) (A)       $2,770       $2,821     $2,612        $2,778         $2,610
Average fee per card (dollars) (A) (C)                          $   34       $   34     $   34        $   35         $   35
Travel sales                                                    $  5.1       $  5.9     $  5.3        $  5.2         $  4.8
Travel commissions and fees/sales                                  8.4%         8.2%       7.9%          8.4%           8.7%
Worldwide Travelers Cheque and prepaid products:
   Sales                                                        $  5.6       $  5.1     $  4.2        $  4.8         $  5.8
   Average outstanding                                          $  7.2       $  7.0     $  6.9        $  6.9         $  7.3
   Average investments                                          $  7.9       $  7.6     $  7.7        $  7.6         $  7.9
   Investment yield (D)                                            4.9%         5.0%       5.0%          5.1%           5.1%
   Tax equivalent yield - managed (D)                              7.5%         7.7%       7.7%          7.9%           7.8%
International banking:
   Total loans                                                  $  7.2       $  7.2     $  7.2        $  7.1         $  6.9
   Private banking holdings                                     $ 22.0       $ 21.2     $ 20.8        $ 20.3         $ 20.2

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Average fees per card are computed based on net card fees excluding the amortization of deferred acquisition costs.

(D) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                           American Express Company
                    Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

                                                                               QUARTERS ENDED
                                                    -------------------------------------------------------------------
                                                    SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                        2006          2006        2006         2005            2005
                                                    -------------   --------   ---------   ------------   -------------
Worldwide cardmember receivables:
   Total receivables                                   $ 35.0        $ 34.7     $ 33.2        $ 34.2        $ 31.9
   90 days past due as a % of total                       1.8%          1.8%       1.8%          1.6%          1.7%
   Loss reserves (millions):                           $  947        $  948     $  978        $  942        $  909
      % of receivables                                    2.7%          2.7%       2.9%          2.8%          2.9%
      % of 90 days past due                               149%          150%       163%          177%          173%
   Net loss ratio as a % of charge volume                0.26%         0.24%      0.19%         0.29%         0.27%
Worldwide cardmember lending - owned basis (A):
   Total loans                                         $ 38.3        $ 36.3     $ 32.7        $ 33.1        $ 29.9
   30 days past due loans as a % of total                 2.8%          2.7%       2.6%          2.5%          2.5%
   Loss reserves (millions):
      Beginning balance                                $1,086        $1,053     $  996        $  952        $  888
         Provision                                        381           376        299           374           325
         Net write-offs                                  (353)         (331)      (270)         (323)         (280)
         Other                                             12           (12)        28            (7)           19
                                                       ------        ------     ------        ------        ------
      Ending balance                                   $1,126        $1,086     $1,053        $  996        $  952
                                                       ======        ======     ======        ======        ======
      % of loans                                          2.9%          3.0%       3.2%          3.0%          3.2%
      % of past due                                       106%          113%       123%          122%          128%
   Average loans                                       $ 37.5        $ 35.2     $ 32.4        $ 31.0        $ 28.3
   Net write-off rate                                     3.8%          3.8%       3.3%          4.2%          4.0%
   Net finance charge revenue(B)/average loans            9.6%          9.6%       8.9%          9.0%          9.2%
Worldwide cardmember lending - managed basis (C):
   Total loans                                         $ 58.5        $ 56.5     $ 53.5        $ 54.3        $ 50.6
   30 days past due loans as a % of total                 2.7%          2.5%       2.5%          2.4%          2.4%
   Loss reserves (millions):
      Beginning balance                                $1,546        $1,554     $1,469        $1,401        $1,367
         Provision                                        512           478        393           671           510
         Net write-offs                                  (498)         (474)      (404)         (596)         (494)
         Other                                             11           (12)        96            (7)           18
                                                       ------        ------     ------        ------        ------
      Ending balance                                   $1,571        $1,546     $1,554        $1,469        $1,401
                                                       ======        ======     ======        ======        ======
      % of loans                                          2.7%          2.7%       2.9%          2.7%          2.8%
      % of past due                                       101%          110%       116%          114%          114%
   Average loans                                       $ 57.6        $ 55.3     $ 53.7        $ 51.9        $ 49.6
   Net write-off rate                                     3.5%          3.4%       3.0%          4.6%          4.0%
   Net finance charge revenue(B)/average loans            9.6%          9.5%       9.1%          9.4%          9.4%

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B)  Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. Card Services
                        Selected Income Statement Data

(Millions)

                                                   QUARTERS ENDED
                                                   SEPTEMBER 30,
                                                  ---------------   PERCENTAGE
                                                   2006     2005     INC/(DEC)
                                                  ------   ------   ----------
Net revenues:
   Discount revenue, net card fees and other      $2,482   $2,233      11%
   Cardmember lending:
      Finance charge revenue                         928      614      51
      Interest expense                               260      156      67
                                                  ------   ------
         Net finance charge revenue                  668      458      46
   Securitization income, net                        384      353       9
                                                  ------   ------
      Total net revenues                           3,534    3,044      16
                                                  ------   ------
Expenses:
   Marketing, promotion, rewards
      and cardmember services                      1,127    1,003      12
   Provision for losses                              446      458      (3)
   Human resources and other operating expenses    1,142      950      20
                                                  ------   ------
      Total expenses                               2,715    2,411      13
                                                  ------   ------
Pretax segment income                                819      633      29
Income tax provision                                 239      190      26
                                                  ------   ------
Segment income                                    $  580   $  443      31
                                                  ======   ======

(Preliminary)

                               U.S. Card Services
                         Selected Financial Information
                           Managed Basis Presentation

(Millions)

                                                             QUARTERS ENDED
                                                              SEPTEMBER 30,
                                                           ------------------   PERCENTAGE
                                                             2006      2005      INC/(DEC)
                                                           --------   -------   ----------
Income Statement Data
   Discount revenue, net card fees and other
      Reported for the period (GAAP)                        $ 2,482   $ 2,233       11%
      Securitization adjustments                                 51        53       (4)
      Tax adjustments                                            55        56       (2)
                                                           --------   -------
      Managed discount revenue, net card fees and other     $ 2,588   $ 2,342       11
                                                           --------   -------
   Net finance charge revenue
      Reported for the period (GAAP)                        $   668   $   458       46
      Securitization adjustments                                475       512       (7)
                                                           --------   -------
      Managed finance charge revenue                        $ 1,143   $   970       18
                                                           --------   -------
   Securitization income, net
      Reported for the period (GAAP)                        $   384   $   353        9
      Securitization adjustments                               (384)     (353)       9
                                                           --------   -------
      Managed securitization income, net                    $    --   $    --       --
                                                           --------   -------
   Provision for losses
      Reported for the period (GAAP)                        $   446   $   458       (3)
      Securitization adjustments                                144       215      (33)
                                                           --------   -------
      Managed provision for losses                          $   590   $   673      (12)
                                                           --------   -------

For U.S. Card Services, the managed basis presentation reflects an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, information presented on a managed basis assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

The managed basis presentation also assumes that there have been no off balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis income statement presentation, revenue and expenses related to securitized cardmember loans are reflected in net card fees and other, net finance charge revenue, and credit provision. On a managed basis, there is no securitization income, net, as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardemember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                               U.S. Card Services
                         Selected Financial Information
                     Managed Basis Presentation (continued)

(Millions)

                                                                                     QUARTERS ENDED
                                                          -------------------------------------------------------------------
                                                          SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                               2006         2006       2006          2005          2005
                                                          -------------   --------   ---------   ------------   -------------
Income Statement Data
   Discount revenue, net card fees and other
      Reported for the period (GAAP)                         $ 2,482       $ 2,514    $ 2,314      $ 2,401         $ 2,233
      Securitization adjustments                                  51            44         48           53              53
      Tax adjustments                                             55            54         55           56              56
                                                             -------       -------    -------      -------         -------
      Managed discount revenue, net card fees and other      $ 2,588       $ 2,612    $ 2,417      $ 2,510         $ 2,342
                                                             -------       -------    -------      -------         -------
   Net finance charge revenue
      Reported for the period (GAAP)                         $   668       $   599    $   480      $   485         $   458
      Securitization adjustments                                 475           469        486          518             512
                                                             -------       -------    -------      -------         -------
      Managed finance charge revenue                         $ 1,143       $ 1,068    $   966      $ 1,003         $   970
                                                             -------       -------    -------      -------         -------
   Securitization income, net
      Reported for the period (GAAP)                         $   384       $   372    $   386      $   295         $   353
      Securitization adjustments                                (384)         (372)      (386)        (295)           (353)
                                                             -------       -------    -------      -------         -------
      Managed securitization income, net                     $    --       $    --    $    --      $    --         $    --
                                                             -------       -------    -------      -------         -------
   Provision for losses
      Reported for the period (GAAP)                         $   446       $   351    $   307      $   509         $   458
      Securitization adjustments                                 144           127        126          287             215
                                                             -------       -------    -------      -------         -------
      Managed provision for losses                           $   590       $   478    $   433      $   796         $   673
                                                             -------       -------    -------      -------         -------

See prior page for discussion of managed basis presentation.

(Preliminary)

                               U.S. Card Services
                        Selected Statistical Information

(Billions, except percentages and where indicated)

                                                        QUARTERS ENDED
                                                         SEPTEMBER 30,
                                                        ---------------   PERCENTAGE
                                                         2006     2005     INC/(DEC)
                                                        ------   ------   ----------
Card billed business                                    $ 83.4   $ 74.2       12%
Total cards-in-force (millions)                           39.9     36.9        8
Basic cards-in-force (millions)                           29.5     27.2        8
Average quarterly basic cardmember spending (dollars)   $2,852   $2,765        3%
U.S. Consumer Travel
   Travel sales (millions)                              $  577   $  464       24%
   Travel commissions and fees/sales                       8.5%     8.6%
Worldwide Travelers Cheque and prepaid products:
   Sales                                                $  5.6   $  5.8       (3)%
   Average outstanding                                  $  7.2   $  7.3       (1)%
   Average investments                                  $  7.9   $  7.9       --%
   Investment yield (A)                                    4.9%     5.1%
   Tax equivalent yield - managed (A)                      7.5%     7.8%
Total segment assets                                    $ 75.1   $ 61.6       22%
Segment capital                                         $  4.9   $  4.9       --%
Return on segment capital (B)                             44.0%    39.7%
Cardmember receivables:
   Total receivables                                    $ 18.2   $ 16.8        8%
   90 days past due as a % of total                        2.3%     2.0%
   Net loss ratio as a % of charge volume                 0.33%    0.30%
Cardmember lending - owned basis (C):
   Total loans                                          $ 29.3   $ 22.4       31%
   30 days past due loans as a % of total                  2.7%     2.4%
   Average loans                                        $ 28.6   $ 20.9       37%
   Net write-off rate                                      3.1%     3.6%
   Net finance charge revenue(D)/average loans             9.2%     8.7%
Cardmember lending - managed basis (E):
   Total loans                                          $ 49.5   $ 43.0       15%
   30 days past due loans as a % of total                  2.6%     2.4%
   Average loans                                        $ 48.7   $ 42.3       15%
   Net write-off rate                                      3.0%     3.8%
   Net finance charge revenue(D)/average loans             9.3%     9.2%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D)  Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. Card Services
                        Selected Income Statement Data

(Millions)

                                                                             QUARTERS ENDED
                                                  -------------------------------------------------------------------
                                                  SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                       2006         2006        2006         2005            2005
                                                  -------------   --------   ---------   ------------   -------------
Net revenues:
   Discount revenue, net card fees and other          $2,482       $2,514      $2,314       $2,401          $2,233
   Cardmember lending:
      Finance charge revenue                             928          814         674          685             614
      Interest expense                                   260          215         194          200             156
                                                      ------       ------      ------       ------          ------
         Net finance charge revenue                      668          599         480          485             458
   Securitization income, net                            384          372         386          295             353
                                                      ------       ------      ------       ------          ------
      Total net revenues                               3,534        3,485       3,180        3,181           3,044
                                                      ------       ------      ------       ------          ------
Expenses:
   Marketing, promotion, rewards
      and cardmember services                          1,127        1,106       1,034        1,097           1,003
   Provision for losses                                  446          351         307          509             458
   Human resources and other operating expenses        1,142        1,108       1,043        1,037             950
                                                      ------       ------      ------       ------          ------
      Total expenses                                   2,715        2,565       2,384        2,643           2,411
                                                      ------       ------      ------       ------          ------
Pretax segment income                                    819          920         796          538             633
Income tax provision                                     239          304         250          124             190
                                                      ------       ------      ------       ------          ------
Segment income                                        $  580       $  616      $  546       $  414          $  443
                                                      ======       ======      ======       ======          ======

(Preliminary)

                              U.S. Card Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                                   QUARTERS ENDED
                                                        -------------------------------------------------------------------
                                                        SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                             2006         2006        2006         2005            2005
                                                        -------------   --------   ---------   ------------   -------------
Card billed business                                        $ 83.4       $ 83.9     $ 75.3        $ 80.8         $ 74.2
Total cards-in-force (millions)                               39.9         39.1       38.3          37.5           36.9
Basic cards-in-force (millions)                               29.5         28.9       28.4          27.7           27.2
Average quarterly basic cardmember spending (dollars)       $2,852       $2,925     $2,690        $2,945         $2,765
U.S. Consumer Travel
   Travel sales                                             $  0.6       $  0.7     $  0.5        $  0.5         $  0.5
   Travel commissions and fees/sales                           8.5%         8.5%       8.1%          8.4%           8.6%
Worldwide Travelers Cheque and prepaid products:
   Sales                                                    $  5.6       $  5.1     $  4.2        $  4.8         $  5.8
   Average outstanding                                      $  7.2       $  7.0     $  6.9        $  6.9         $  7.3
   Average investments                                      $  7.9       $  7.6     $  7.7        $  7.6         $  7.9
   Investment yield (A)                                        4.9%         5.0%       5.0%          5.1%           5.1%
   Tax equivalent yield - managed (A)                          7.5%         7.7%       7.7%          7.9%           7.8%
Total segment assets                                        $ 75.1       $ 70.8     $ 66.6        $ 70.3         $ 61.6
Segment capital                                             $  4.9       $  4.7     $  5.0        $  5.1         $  4.9
Return on segment capital (B)                                 44.0%        41.8%      39.4%         38.9%          39.7%
Cardmember receivables:
   Total receivables                                        $ 18.2       $ 18.5     $ 17.2        $ 19.2         $ 16.8
   90 days past due as a % of total                            2.3%         2.3%       2.3%          1.8%           2.0%
   Net loss ratio as a % of charge volume                     0.33%        0.28%      0.20%         0.38%          0.30%
Cardmember lending - owned basis (C):
   Total loans                                              $ 29.3       $ 27.6     $ 24.3        $ 24.8         $ 22.4
   30 days past due loans as a % of total                      2.7%         2.5%       2.4%          2.3%           2.4%
   Average loans                                            $ 28.6       $ 26.4     $ 24.0        $ 23.2         $ 20.9
   Net write-off rate                                          3.1%         2.9%       2.6%          4.1%           3.6%
   Net finance charge revenue(D)/average loans                 9.2%         9.1%       8.1%          8.4%           8.7%
Cardmember lending - managed basis (E):
   Total loans                                              $ 49.5       $ 47.8     $ 45.1        $ 46.0         $ 43.0
   30 days past due loans as a % of total                      2.6%         2.4%       2.4%          2.3%           2.4%
   Average loans                                            $ 48.7       $ 46.5     $ 45.3        $ 44.1         $ 42.3
   Net write-off rate                                          3.0%         2.9%       2.6%          4.6%           3.8%
   Net finance charge revenue(D)/average loans                 9.3%         9.2%       8.7%          9.1%           9.2%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D)  Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                International Card & Global Commercial Services
                        Selected Income Statement Data

(Millions)

                                                  QUARTERS ENDED
                                                   SEPTEMBER 30,
                                                  ---------------   PERCENTAGE
                                                   2006     2005     INC/(DEC)
                                                  ------   ------   ----------
Net revenues:
   Discount revenue, net card fees and other      $2,086   $2,041        2%
   Cardmember lending:
      Finance charge revenue                         310      259       20
      Interest expense                               109       88       24
                                                  ------   ------
         Net finance charge revenue                  201      171       18
                                                  ------   ------
      Total net revenues                           2,287    2,212        3
                                                  ------   ------
Expenses:
   Marketing, promotion, rewards
      and cardmember services                        330      310        6
   Provision for losses and benefits                 329      270       22
   Human resources and other operating expenses    1,347    1,315        2
                                                  ------   ------
         Total expenses                            2,006    1,895        6
                                                  ------   ------
Pretax segment income                                281      317      (11)
Income tax provision                                  65       68       (4)
                                                  ------   ------
Segment income                                    $  216   $  249      (13)
                                                  ======   ======

(Preliminary)

                International Card & Global Commercial Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                         QUARTERS ENDED
                                                         SEPTEMBER 30,
                                                        ---------------   PERCENTAGE
                                                         2006      2005    INC/(DEC)
                                                        ------   ------   ----------
Card billed business                                    $ 47.5   $ 41.8       14%
Total cards-in-force (millions)                           22.1     22.2       --
Basic cards-in-force (millions)                           17.7     17.6        1
Average quarterly basic cardmember spending (dollars)   $2,642   $2,384       11%
Global Corporate & International Consumer Travel
   Travel sales                                         $  4.5   $  4.4        2%
   Travel commissions and fees/sales                       8.3%     8.6%
International banking:
   Total loans                                          $  7.2   $  6.9        4%
   Private banking holdings                             $ 22.0   $ 20.2        9%
Total segment assets                                    $ 57.3   $ 49.9       15%
Segment capital                                         $  4.4   $  3.8       16%
Return on segment capital (A)                             21.2%    22.3%
Cardmember receivables:
   Total receivables                                    $ 16.4   $ 15.2        8%
   90 days past due as a % of total                        1.3%     1.2%
   Net loss ratio as a % of charge volume                 0.18%    0.24%
Cardmember lending:
   Total loans                                          $  9.0   $  7.5       20%
   30 days past due loans as a % of total                  3.1%     2.8%
   Average loans                                        $  8.9   $  7.3       22%
   Net write-off rate                                      5.9%     5.0%
   Net finance charge revenue(B)/average loans             8.9%     9.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B)  Computed on an annualized basis.

(Preliminary)

                International Card & Global Commercial Services
                        Selected Income Statement Data

(Millions)

                                                                            QUARTERS ENDED
                                                 -------------------------------------------------------------------
                                                 SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                      2006         2006        2006         2005            2005
                                                 -------------   --------   ---------   ------------   -------------
Net revenues:
   Discount revenue, net card fees and other         $2,086       $2,241      $2,109       $2,115          $2,041
   Cardmember lending:
      Finance charge revenue                            310          308         293          278             259
      Interest expense                                  109          108          99           94              88
                                                     ------       ------      ------       ------          ------
         Net finance charge revenue                     201          200         194          184             171
                                                     ------       ------      ------       ------          ------
      Total net revenues                              2,287        2,441       2,303        2,299           2,212
                                                     ------       ------      ------       ------          ------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                           330          410         343          321             310
  Provision for losses and benefits                     329          364         349          286             270
  Human resources and other operating expenses        1,347        1,373       1,300        1,402           1,315
                                                     ------       ------      ------       ------          ------
      Total expenses                                  2,006        2,147       1,992        2,009           1,895
                                                     ------       ------      ------       ------          ------
Pretax segment income                                   281          294         311          290             317
Income tax provision                                     65           69          98           57              68
                                                     ------       ------      ------       ------          ------
Segment income                                       $  216       $  225      $  213       $  233          $  249
                                                     ======       ======      ======       ======          ======

(Preliminary)

                International Card & Global Commercial Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                                   QUARTERS ENDED
                                                        -------------------------------------------------------------------
                                                        SEPTEMBER 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                             2006         2006       2006          2005           2005
                                                        -------------   --------   ---------   ------------   -------------
Card billed business                                       $ 47.5       $ 49.2      $ 45.2        $ 45.1         $ 41.8
Total cards-in-force (millions)                              22.1         22.2        23.2          22.7           22.2
Basic cards-in-force (millions)                              17.7         17.8        18.4          18.0           17.6
Average quarterly basic cardmember spending (dollars)      $2,642       $2,654      $2,494        $2,534         $2,384
Global Corporate & International Consumer Travel
   Travel sales                                            $  4.5       $  5.2      $  4.8        $  4.7         $  4.4
   Travel commissions and fees/sales                          8.3%         8.1%        7.8%          8.4%           8.6%
International banking:
   Total loans                                             $  7.2       $  7.2      $  7.2        $  7.1         $  6.9
   Private banking holdings                                $ 22.0       $ 21.2      $ 20.8        $ 20.3         $ 20.2
Total segment assets                                       $ 57.3       $ 55.3      $ 53.0        $ 51.7         $ 49.9
Segment capital                                            $  4.4       $  4.3      $  4.3        $  4.1         $  3.8
Return on segment capital (A)                                21.2%        22.6%       23.2%         23.2%          22.3%
Cardmember receivables:
   Total receivables                                       $ 16.4       $ 15.8      $ 15.6        $ 14.5         $ 15.2
   90 days past due as a % of total                           1.3%         1.3%        1.3%          1.3%           1.2%
   Net loss ratio as a % of charge volume                    0.18%        0.18%       0.17%         0.18%          0.24%
Cardmember lending:
   Total loans                                             $  9.0       $  8.7      $  8.4        $  8.3         $  7.5
   30 days past due loans as a % of total                     3.1%         3.2%        3.2%          2.8%           2.8%
   Average loans                                           $  8.9       $  8.8      $  8.4        $  7.8         $  7.3
   Net write-off rate                                         5.9%         6.4%        5.5%          4.4%           5.0%
   Net finance charge revenue(B)/average loans                8.9%         9.1%        9.4%          9.4%           9.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B)  Computed on an annualized basis.

(Preliminary)

                      Global Network & Merchant Services
                        Selected Income Statement Data

(Millions)

                                                  QUARTERS ENDED
                                                  SEPTEMBER 30,
                                                  --------------   PERCENTAGE
                                                    2006   2005     INC/(DEC)
                                                    ----   ----    ----------
Net revenues:
   Discount revenue, fees and other                 $798   $693        15%
                                                    ----   ----
Expenses:
   Marketing and promotion                           118    167       (29)
   Provision for losses                               19     19        --
   Human resources and other operating expenses      347    293        18
                                                    ----   ----
      Total expenses                                 484    479         1
                                                    ----   ----
Pretax segment income                                314    214        47
Income tax provision                                 102     73        40
                                                    ----   ----
Segment income                                      $212   $141        50
                                                    ====   ====

(Preliminary)

                      Global Network & Merchant Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                      QUARTERS ENDED
                                                       SEPTEMBER 30,
                                                     ----------------   PERCENTAGE
                                                       2006     2005     INC/(DEC)
                                                     -------   ------   ----------
Global Card billed business (A)                       $140.3   $121.7       15%
Global Network & Merchant Services:
   Total segment assets                               $  5.1   $  4.5       13%
   Segment capital (millions)                         $1,262   $1,227        3%
   Return on segment capital (B)                        57.9%    49.4%
Global Network Services:
   Card billed business                               $  9.7   $  6.0       62%
   Total cards-in-force (millions)                      14.5      9.9       46%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(Preliminary)

                       Global Network & Merchant Services
                         Selected Income Statement Data

(Millions)

                                                                                QUARTERS ENDED
                                                  -------------------------------------------------------------------
                                                  September 30,   JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                                      2006          2006        2006         2005           2005
                                                  -------------   --------   ---------   ------------   -------------

Net revenues:
   Discount revenue, fees and other                    $798         $789        $705         $725           $693
                                                       ----         ----        ----         ----           ----
Expenses:
   Marketing and promotion                              118          140         135          141            167
   Provision for losses                                  19           14          10           13             19
   Human resources and other operating expenses         347          320         298          319            293
                                                       ----         ----        ----         ----           ----
      Total expenses                                    484          474         443          473            479
                                                       ----         ----        ----         ----           ----
Pretax segment income                                   314          315         262          252            214
Income tax provision                                    102          115          96           86             73
                                                       ----         ----        ----         ----           ----
Segment income                                         $212         $200        $166         $166           $141
                                                       ====         ====        ====         ====           ====

(Preliminary)

                       Global Network & Merchant Services
                        Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                   QUARTERS ENDED
                                      --------------------------------------------------------------------
                                      September 30,    JUNE 30,   MARCH 31,   DECEMBER 31,   SEPTEMBER 30,
                                         2006           2006        2006          2005           2005
                                      -------------   ---------   ---------   ------------   -------------
Global Card billed business (A)          $140.3         $140.5      $127.2       $132.6          $121.7
Global Network & Merchant Services:
   Total segment assets                  $  5.1         $  6.2      $  5.7       $  4.5          $  4.5
   Segment capital                       $  1.3         $  1.3      $  1.3       $  1.3          $  1.2
   Return on segment capital (B)           57.9%          53.8%       51.7%        49.2%           49.4%
Global Network Services:
   Card billed business                  $  9.7         $  7.6      $  6.6       $  6.9          $  6.0
   Total cards-in-force (millions)         14.5           13.1        11.0         10.8             9.9

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.